UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2010

Cornell Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14472	76-0433642
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
1700 West Loop South, Suite 1500
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
(713) 623-0790
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Agreement and Plan of Merger
     On April 19, 2010, Cornell Companies, Inc., a Delaware corporation (the “Company”), announced that the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The GEO Group, Inc., a Florida corporation (“GEO”), and GEO Acquisition III, Inc., a Delaware corporation and wholly owned subsidiary of GEO (“Merger Sub”), pursuant to which GEO will acquire the Company. Pursuant to the terms of the Merger Agreement, which have been approved by the board of directors of the Company, Merger Sub will be merged with and into the Company, with the Company becoming a wholly owned subsidiary of GEO.
     Under the terms and conditions of the Merger Agreement, the Company’s stockholders may elect to receive either (x) 1.30 shares of GEO common stock (the “Stock Consideration”) or (y) an amount of cash consideration (the “Cash Consideration”) equal to the greater of (i) the fair market value of one share of GEO common stock plus $6.00 or (ii) the fair market value of 1.3 shares of GEO common stock. In order to preserve the tax-deferred treatment of the merger, no more than 20% of the outstanding shares of the common stock of the Company may be exchanged for the Cash Consideration. If elections are made such that the aggregate cash consideration to be received by Cornell stockholders would exceed $100 million in the aggregate, such excess amount may be paid at the election of GEO in shares of GEO common stock or in cash.
     The Merger Agreement contains customary representations and warranties of the parties. The merger is expected to close in the third quarter of 2010 and consummation of the merger is subject to a number of conditions, including, but not limited to (i) the approval of the Merger Agreement by the stockholders of the Company; (ii) the approval of the issuance of the shares of GEO common stock in connection with the transaction by the shareholders of GEO; (iii) effectiveness of a Registration Statement on Form S-4 in connection with the transaction; and (iv) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     The Merger Agreement contains certain termination rights and provides that upon the termination of the Merger Agreement under specified circumstances, including a change in the recommendation of the Company’s board of directors, the Company will pay GEO a cash termination fee of $12 million and reimburse certain fees and expenses.
     The foregoing summary is not a complete description of all of the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the related press release is filed as Exhibit 99.1 hereto.
Cautionary Note
     The filing of the Merger Agreement is not intended to provide any other factual information about the Company, GEO or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates set forth therein, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitation agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allotting contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts. The Merger Agreement may also be subject to standards of materiality deemed relevant to the contracting parties that differ from those matters which may be deemed material to investors. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, GEO, or any of their respective subsidiaries or affiliates. In addition, the respective compliance dates for any such representations, warranties and covenants vary, and thus any individual term or condition may not be relevant at any particular time. Moreover, information concerning the subject matter of the representation and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, notwithstanding that such statements are not specifically identified. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including, among other things, statements regarding future events, the parties’ future financial performance, business strategy, and plans and objectives for future operations, are forward-looking statements. Forward-looking statements are typically identified by terminology including “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” or “will” or the negative of these terms or other comparable terminology. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. These statements are only expectations and involve known and unknown risks, uncertainties and other factors. New risks emerge from time to time and it is not possible for the Company to predict all risks, nor can it address the impact of all factors on the Company’s business or the extent to which any risk, or combination of risks, may cause its actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statement, each of which speaks only as of the date of this Current Report on Form 8-K. Some of the factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Except as required by law, the Company undertakes no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform its statements to actual results or changed expectations.
Important Additional Information About the Transaction
     The press release included as Exhibit 99.1 may be deemed to be solicitation material in respect of the proposed merger of GEO and the Company. The proposed transaction will be submitted to the respective stockholders of GEO and the Company for their consideration. In connection with the proposed transaction, GEO will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of GEO and the Company and that will also constitute a prospectus of GEO. Stockholders of the Company are urged to read the Joint Proxy Statement/Prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about the Company at the SEC’s Internet site (http://www.sec.gov). Copies of the Joint Proxy Statement/Prospectus and the SEC filings that will be incorporated by reference in the Joint Proxy Statement/Prospectus can be obtained, free of charge, by directing a request to Pablo E. Paez, Director, Corporate Relations, (561) 999-7306, One Park Place, Suite 700, 621 Northwest 53rd Street, Boca Raton, Florida.
     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Certain Information Regarding Participants
     GEO, Cornell and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Cornell’s directors and executive officers is available in Cornell’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, which was filed with the SEC on February 26, 2010 and its proxy statement for its 2009 annual meeting of stockholders, which was filed with the SEC on April 28, 2009. Information regarding GEO’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended January 3, 2010, which was filed with the SEC on February 22, 2010, and its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 24, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 18, 2010, by and among Cornell Companies, Inc., The GEO Group, Inc. and GEO Acquisition III, Inc.

99.1	Joint Press Release by The GEO Group, Inc. and Cornell Companies, Inc. dated April 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2010	CORNELL COMPANIES, INC.
	By:	/s/ Cathryn L. Porter
		Name:	Cathryn L. Porter
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 18, 2010, by and among Cornell Companies, Inc., The GEO Group, Inc. and GEO Acquisition III, Inc.

99.1	Joint Press Release by The GEO Group, Inc. and Cornell Companies, Inc. dated April 19, 2010.